Exhibit 99.1

Investor Presentation September 2009

When used in this presentation and in filings with the Securities and Exchange Commission, in other press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases "believe," "will," "should," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "plans," or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to our future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements. Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected cost savings, synergies and other benefits from our merger and acquisition activities might not be realized within the anticipated time frames or at all, and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; (2) the possibility that the expected benefits described herein of the Corus Bank and InBank transactions will not be realized, whether because of the possibility that the planned run-off of deposits and balance sheet shrinkage following the Corus Bank transaction might not occur under the time frames we anticipate or at all, or due to other factors; (3) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses, which could necessitate additional provisions for loan losses, resulting both from loans we originate and loans we acquire from other financial institutions; (4) results of examinations by the Office of Comptroller of Currency and other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our allowance for loan losses or write-down assets; (5) competitive pressures among depository institutions; (6) interest rate movements and their impact on customer behavior and net interest margin; (7) the impact of re-pricing and competitors’ pricing initiatives on loan and deposit products; (8) fluctuations in real estate values; (9) the ability to adapt successfully to technological changes to meet customers' needs and developments in the market place; (10) our ability to realize the residual values of our direct finance, leveraged, and operating leases; (11) our ability to access cost-effective funding; (12) changes in financial markets; (13) changes in economic conditions in general and in the Chicago metropolitan area in particular; (14) the costs, effects and outcomes of litigation; (15) new legislation or regulatory changes, including but not limited to changes in federal and/or state tax laws or interpretations thereof by taxing authorities and other governmental initiatives affecting the financial services industry; (16) changes in accounting principles, policies or guidelines; (17) our future acquisitions of other depository institutions or lines of business; and (18) future goodwill impairment due to changes in our business, changes in market conditions, or other factors. MB Financial does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made. Forward Looking Statements

Transaction rationale Invest in opportunities to build long-term franchise value Facilitate recent FDIC-assisted acquisitions: Corus Bank’s Chicago branches and deposits (September 11, 2009) InBank’s branches, deposits and loans (September 4, 2009) Be positioned to benefit from additional attractive acquisition opportunities in current environment Leverage organic growth opportunities Position MB Financial to eventually repay TARP Maintain a conservative balance sheet Further strengthen capital position in a volatile and challenging market environment Provide flexibility to prudently deploy capital for growth opportunities Position MB Financial as Chicago’s premier “local” banking institution of scale

Investment highlights

- **Premier middle-market franchise in Chicago MSA**
  - Chicago-based bank with a strong position in affluent DuPage and Cook counties
  - Strategically located to have access to ~80% of middle-market companies in the Chicago MSA
- **Well-positioned for opportunistic acquisitions in core geographies**
  - Consolidator of failed banks (e.g. Corus Bank, InBank and Heritage Community Bank)
  - Track record of being disciplined acquiror and experienced integrator
- **Well-diversified, growing core revenue base** (17bps increase in net interest margin in Q2 2009[1])
- **Sound credit and investment portfolio management**
  - Robust credit infrastructure
  - Strong allowance for loan losses and non-performing loan coverage ratios
  - Investment portfolio focused on traditional products
- **Strong and experienced management team**

[1] June 30, 2009 earnings release

3

MB Financial acquires Chicago branches and deposits of Corus Bank

Transaction overview

- On September 11, 2009, Corus Bank (Chicago, Illinois) was closed; FDIC was appointed receiver
- MB Financial assumed all of the deposits of Corus Bank ($6.6bn) at a premium of ~20bps
- Local deposits of $2.1bn[1]
  - DDA, NOW, MMDA and Savings total of $1.0bn
    - Weighted-average age of 8.5 years
    - Weighted-average rate of 97bps
  - $1.1bn of local CDs
    - Weighted-average rate of 3.49%
    - Can be immediately repriced to current market rates as of the acquisition date
- Planned core deposits[2] of $1.6bn at 12/31/09 once higher-rate CD and money-market accounts are redeemed or run-off
- Creates attractive "deposit-heavy" balance sheet
  - Loan/deposit ratio improves from 104% (as of 6/30/09) to 84%[3]
  - Core funding[4]/total funding improves from 80% (as of 6/30/09) to 90%[3]
- Financially attractive and compelling
  - Complementary branch footprint with 90-day purchase option for 11 offices
  - Accretive to earnings
  - Internal rate of return of at least 30%

Key transaction metrics

At announcement	$
Deposits acquired	**6.6bn**
Deposits after initial redemption and run-off[2]	3.1bn
Planned core deposits[2]	1.6bn
Assets acquired	
Cash, cash equivalents and investment grade securities	6.6bn
Loans	47mm
Core deposit intangibles created	13mm

Corus deposit mix

Planned local core deposits 12/31/09

Total = $1.6bn



Time deposits $532mm (34%)
Savings $98mm (6%)
NOW and MMDA $591mm (38%)
Non-interest bearing $341mm (22%)

Note: All amounts are estimated based on Corus financial data as of August 31, 2009
[1] Deposit customers within a close proximity of Corus Bank's branches
[2] $3.2bn out-of-market CDs (outside current footprint) planned to be redeemed immediately after acquisition; estimated run-off of ~$300mm out-of-market money-market deposits due to immediate repricing after acquisition; $1.5bn high-rate, local and out-of-market deposits planned to be run-off over time
[3] Based on planned core deposits at 12/31/09
[4] Core funding includes non-interest bearing, money-market, NOW, savings, customer CDs (not public or brokered) and customer repos

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Combined summary balance sheet[1]

($ in millions)	MBFI 6/30/09	After initial deposit redemption and run-off: Corus 8/31/09[3]	Capital raise	Combined 9/30/09[3]	Planned run-off and debt repayment[5]	Combined 12/31/09
Assets						
Cash and investment securities	$1,068	$2,978		$4,046	$(2,000)	$2,046
Net loans[2]	6,306	47		6,353	-	6,353
Other assets	1,028	45[4]		1,073	-	1,073
Total assets	$8,402	$3,070		$11,473	$(2,000)	$9,473
Liabilities and stockholders' equity						
Liabilities						
Deposits	$6,234	$3,062		$9,296	$(1,500)	$7,796
Borrowings	1,011		$(150)	861	(500)	361
Other liabilities	108	8		117	-	117
Total liabilities	$7,353	$3,070		$10,273	$(2,000)	$8,273
Total stockholders' equity	$1,049		$150	$1,199	-	$1,199
Total liabilities and stockholders' equity	$8,402	$3,070		$11,473	$(2,000)	$9,473
Tangible common equity / tangible assets	5.65%			5.37%		6.55%
Tangible common equity / risk-weighted assets	6.79%			8.01%		8.47%
Tier I capital / average assets	9.55%			10.82%		10.30%
Total capital / risk-weighted assets	13.89%			14.50%		15.33%
Loans / deposits	104%			70%		84%

[1] Does not reflect the acquisition of assets and liabilities from InBank
[2] Includes loans held for sale and covered assets
[3] Reflects assets and liabilities acquired, less $3.2bn out-of-market CDs and ~$300mm out-of-market money-market deposits
[4] Other assets includes estimated cost of $32mm related to exercise of fixed assets purchase option and $13mm of core deposit intangibles created from Corus transaction
[5] $1.5bn in high-rate money-market and CD accounts from Corus are planned to be run-off over three months; Assumes planned core deposits retained from Corus of $1.6bn; Assumes $500mm borrowings paid down
Note: Amounts other than MBFI historical data are estimated based on Corus financial data as of August 31, 2009

5

MB Financial assumes deposits and acquires loans of InBank

Transaction overview

- **On September 4, 2009, InBank (Oak Forest, Illinois) was closed; FDIC was appointed receiver**
- **MB Financial (MBFI) assumed all of the local deposits of InBank ($136mm) and acquired all assets ($206mm) at a discount of $70mm**
  - Excellent deposit base with 66% consisting of low cost (DDA, MMDA and Savings) accounts at weighted-average rate of 0.40%
  - Loans acquired at a substantial discount
  - Immediately accretive to MBFI
  - Capital creating (subject to review, but pre-tax gain estimated to be around $10mm)
  - 90-day option to purchase the Bank's owned premises and equipment or assume leases on the leased branches

Key transaction metrics

At announcement	($mm)
Assets acquired	$206
Loans acquired (prior to discount)	165
Asset discount	(70)
Deposits acquired (net of certain brokered accounts)	136
Deposit premium	0
Core deposit intangibles created	0
Estimated pre-tax gain	10

InBank deposit mix

Total = $136mm



Non-interest bearing $25mm (18%)
Savings $23mm (17%)
NOW and MMDA $37mm (27%)
Time deposits $50mm (37%)

Source: Company filings, SNL Financial
Note: Amounts estimated based on updated InBank financial data from FDIC as of September 4, 2009

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At least 67 of these banks are experiencing credit stress and have a Texas Ratio greater than 50% At least 66 of these banks have a non-performing assets to total assets ratio greater than 5% Source: SNL Financial, Company filings as of June 30, 2009 ¹ Texas Ratio = Non-performing assets divided by (total tangible equity plus loan loss reserve) 170 banks in Chicago MSA with assets greater than $100mm Market dislocation may create in-market opportunities Number of local banks < 50% MB is here (29%) >= 50% & < 75% >= 75% & < 100% >= 100% Number of local banks < 3% >= 3% & < 5% >= 5% & < 10% >= 10% MB is here (2.92%) 61% 14% 10% 15% 39% 22% 24% 15% Texas Ratio Frequency¹ NPAs / Assets Frequency 26 103 24 17 25 67 37 41

Track record of being a disciplined acquiror and experienced integrator

FSL Holdings (Chicago, IL)
- February 8, 2001
- $41mm all cash

MidCity Financial (Chicago, IL)
- April 19, 2001
- $275mm all stock
- Merger of equals
- Combined assets and deposits of $3,465mm and $2,822mm, respectively

First Lincolnwood (Lincolnwood, IL)
- December 27, 2001
- $35mm all cash
- Acquired $227mm in assets and $183mm in deposits

LaSalle Systems Leasing, Inc.
- July 22, 2002
- $31mm cash, $5mm MBFI stock, $4mm in deferred payments

South Holland Bancorp (South Holland, IL)
- November 1, 2002
- $93mm all cash
- Acquired $532mm in assets and $454mm in deposits

First SecurityFed Financial (Chicago, IL)
- January 9, 2004
- $67mm in stock; $73mm cash
- Acquired $501mm in assets and $314mm in deposits

First Oak Brook Bancshares (Oak Brook, IL)
- May 1, 2006
- $297mm in stock; $74mm cash
- Acquired $2,362mm in assets and $1,914mm in deposits

Cedar Hill Associates, LLC (Chicago, IL)
- April 18, 2008
- Asset management firm with approximately $960mm in assets under management
- Acquired 80% interest

Heritage Community Bank (Glenwood, IL)
- February 27, 2009
- FDIC-assisted transaction
- Entered into a loss-sharing agreement with the FDIC on all purchased assets

InBank (Oak Forest, IL)
- September 4, 2009
- FDIC-assisted transaction
- Acquired $206mm in assets and $136mm in deposits

Corus Bank (Chicago, IL)
- September 11, 2009
- FDIC-assisted transaction
- Acquired $6.6bn in deposits, of which MB Financial plans to retain $1.6bn of planned core deposits

2000 | 2002 | 2004 | 2006 | 2008 | 2009

Source: Company filings, SNL Financial, press releases
Note: Transaction dates indicate announcement date

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MB Financial is a leading commercial bank serving the Chicago market

Lines of business

Commercial Banking

- Largest, most developed business unit, drives company performance
  - +15% CAGR
- Loans to middle-market companies with revenues ranging from $5 to $100mm
- Over 100 calling officers with 20+ years average experience
- Treasury management products for companies of all sizes

Retail Banking

- Provides the majority of the funding for commercial lending business
  - Provides 59% of deposits and 12% of loans
  - +12% CAGR
- Improved non-interest bearing deposits from 15% to 18% of total deposits over last twelve months
- Reduced reliance on CDs from 58% to 50% of total deposits over last twelve months

Wealth Management

- Rapidly growing private bank that targets wealthy individuals (~$3.5bn AUM)
- Asset management and trust focus
- Brokerage services through branch network

Source: Company management, SNL Financial
Note: Business line financial data as of June 30, 2009

Chicago MSA – 88 branches



Chicago
Lake
Kane
DuPage
Cook
Will
Chicago
Cook

- MB Financial Bank
- Corus Bank
- InBank

Branches strategically located in Chicago MSA have access to ~80% of middle-market companies

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Commercial Banking Source: Company filings Note: Financial data as of June 30, 2009 ¹ Excludes acquired Corus Bank and InBank loans +15% CAGR¹ ¹ $1,081 $1,190 $1,416 $1,709 $1,977 $2,656 $2,820 $3,111 $3,143 $717 $775 $848 $944 $1,039 $1,413 $1,877 $2,172 $2,266 $1,798 $1,965 $2,264 $2,653 $3,016 $4,069 $4,696 $5,283 $5,408 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 2001 2002 2003 2004 2005 2006 2007 2008 2Q 2009 Millions C&I (incl. lease loans) CRE (incl. construction real estate)

Retail Banking Source: Company filings Note: Financial data as of June 30, 2009 ¹ Excludes assumed Corus Bank and InBank deposits ² Includes deposits acquired from InBank ($136mm in deposits) and Corus Bank (assuming MB Financial retains $1.6bn planned core deposits out of total $6.6bn Corus deposits assumed) +12% CAGR¹ 5% 6% 5% 7% 16% 10% 9% 13% 10% 47% 47% 44% 42% 40% 46% 45% 44% 40% 13% 13% 14% 14% 12% 8% 7% 6% 7% 19% 18% 20% 19% 16% 19% 23% 23% 25% 17% 16% 17% 17% 16% 17% 16% 15% 18% ² $2,577 $2,780 $3,176 $3,699 $3,906 $5,581 $5,514 $6,496 $7,932 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 $10,000 2001 2002 2003 2004 2005 2006 2007 2008 2Q 2009 Millions InBank & Corus deposits Brokered CDs Time and public funds Savings NOW and MMDA Non-interest bearing

Chicago MSA rankings Strong position in one of the nation’s leading MSAs Market share of top 3 banks in 10 largest U.S. MSAs Source: SNL Financial Note: Data as of June 30, 2008 (SNL data reflects acquisitions post June 30, 2008) ¹ Including branches and deposits acquired from InBank ($136mm in deposits) and Corus Bank (assuming MB Financial retains $1.6bn planned core deposits out of total $6.6bn Corus deposits assumed) Rank Institution Branches Total deposits in market ($mm) Total market share (%) 1 JPMorgan Chase 464 42,193 15.5 2 Bank of America 193 36,148 13.3 3 Harris (Bank of Montreal) 213 26,256 9.7 4 Northern Trust 19 12,239 4.5 5 PNC Financial Services 142 11,824 4.4 6 Fifth Third 173 8,401 3.1 7 PF MB Financial¹ 88 8,050 3.0 8 Citigroup 74 7,662 2.8 9 Wintrust Financial 76 7,300 2.7 10 PrivateBancorp 20 5,966 2.2 11 Charter One (RBS) 126 5,697 2.1 12 First Midwest 87 5,147 1.9 13 TCF Financial 209 3,331 1.2 14 FBOP 32 3,085 1.1 15 Taylor Capital 11 2,937 1.1 All other institutions 1,383 85,374 31.4 MSA Total 3,310 271,610 100.0 38.5% 41.2% 41.4% 45.1% 50.0% 51.3% 54.6% 68.5% 74.3% 87.5% 0% 20% 40% 60% 80% 100% Chicago Miami Philadelphia Los Angeles Washington New York Boston San Francisco Dallas Las Vegas `

Core revenue¹ ($mm) Net interest income ($mm) MB has achieved steady growth despite challenging market conditions while managing expenses... Source: Company filings, SNL Financial Note: Chicago peers consist of banks headquartered in Chicago MSA with assets between $2.5bn and $15.0bn and include: AMCORE, First Midwest, Midwest Banc, Old Second, PrivateBancorp, Taylor Capital, Wintrust ¹ Core revenue = net interest income + non-interest income – non-core revenue (non-recurring gains/(losses) on sale of assets) ² 1H 2009 annualized; Impact of Corus and InBank acquisitions excluded ³ Net non-interest expense = (core non-interest expense – core non-interest income)/average assets 3.80% 3.63% 3.77% 3.64% 3.74% 3.55% 3.51% 3.38% 3.32% 3.14% 3.16% 2.81% 3.10% 2.79% 2003 - 2009²: 9.5% CAGR 2003 - 2009²: 10.0% CAGR Net non-interest expense / average assets³ (%) NIM $131 $149 $169 $188 $212 $221 $233 $109 $117 $127 $132 $115 $95 $96 2003 2004 2005 2006 2007 2008 2009² MBFI Chicago Peers $191 $209 $231 $259 $303 $321 $329 $123 $141 $154 $204 $144 $116 $116 2003 2004 2005 2006 2007 2008 2009² MBFI Chicago Peers 1.15% 1.16% 1.29% 1.32% 1.30% 1.26% 1.38% 1.48% 1.55% 1.71% 1.96% 1.49% 1.55% 1.47% 2003 2004 2005 2006 2007 2008 2009² MBFI Chicago Peers

Source: Company filings for the half year ended June 30, 2009 ¹ Excludes non-core revenue (i.e. net gain/(loss) on sale of securities available for sale and other assets) ² MBFI’s merchant card processing business was sold in 2009 Q3 ³ Includes increase in cash surrender value of life insurance and other operating revenue Focus on growing fee income Diversification of revenue Likely expansion areas include deposit fees, trust and asset management and leasing Fee income 29.4% of total core revenue¹ Net interest income 70.6% of total core revenue¹ ... with a well-diversified revenue base All other fees³ 3.3% Deposit service fees 8.2% Lease financing revenues 5.4% Merchant processing fees² 5.2% Trust and asset mgmt and brokerage fees 5.1% Loan service fees 2.2%

Total loans: $6.3bn Yield on loans: 5.11% Source: Company filings Note: Loan and deposit composition based on GAAP financial data; Yield on loans and cost of deposits based on 2009 Q2 ¹ Excludes impact of Corus Bank and InBank acquisitions Total deposits: $6.2bn Cost of total deposits: 1.77% Loan composition¹ Deposit composition¹ Loan and deposit composition As of June 30, 2009 Commercial lease loans 13% Home equity 7% 1-4 family 4% Other 4% Construction 11% Commercial real estate 38% Commercial loans 23% NOW and MMDA 25% Non-interest bearing 18% Savings 7% Brokered CDs 10% Time and public funds 40%

Source: Company filings, press releases ¹ Excludes impact of acquired Corus Bank and InBank loans Asset quality deterioration is concentrated in construction lending Consumer $13.8mm (6%) Construction $147.5mm (65%) Commercial real estate $30.3mm (13%) Commercial and lease $36.2mm (16%) NPL composition¹ (as of June 30, 2009) Factoring in partial charge-offs recorded on non-performing loans: Non-performing residential construction loan balance reserved increases from 38% to 45% Non-performing total construction loan balance reserved increases from 36% to 41% Non-performing construction loans¹ % of loan Total NPLs balance reserved As of June 30, 2009 ($mm) (%) Residential construction-related credits: Unimproved land - N/A Improved land and single-family construction $76.2 41% Condominiums 13.7 31 Apartments 0.7 10 Townhomes 25.3 35 Total residential construction-related credits $115.8 38% Commercial construction-related credits: Unimproved land - N/A Improved lots and construction $26.7 18% Industrial - N/A Office, retail and hotel 4.9 70 Schools - N/A Medical - N/A Total commercial construction-related credits $31.6 26% Total construction loans $147.5 36%

Reduced construction exposure from $852mm (17.1% of gross loans) in 2006 to $722mm (11.4% of gross loans) as of 2009 Q2 MB Financial continues to reduce its exposure to construction loans Source: Company filings, press releases ¹ Excludes impact of acquired Corus Bank and InBank loans % of Total loans¹ total loans As of June 30, 2009 ($mm) (%) Residential construction: Unimproved land $5.5 0.1% Improved land and single-family construction 164.6 2.6 Condominiums 165.4 2.6 Apartments 35.5 0.6 Townhomes 46.5 0.7 Total residential construction $417.5 6.6% Commercial construction: Unimproved land $2.4 0.0% Improved lots and construction 65.8 1.0 Industrial 35.5 0.6 Office, retail and hotel 127.5 2.0 Schools 47.0 0.7 Medical 26.7 0.4 Total commercial construction $304.9 4.8% Total construction loans $722.4 11.4%

Diversified commercial real estate portfolio Commercial real estate portfolio¹ (as of June 30, 2009) Industrial 13% Office 7% Retail 17% Commercial 6% Multifamily 21% Owner-occupied² 23% Healthcare 9% Church and schools 1% Other 3% Source: Company management ¹ Excludes impact of acquired Corus Bank and InBank loans ² Includes owner-occupied loans for all commercial real estate categories % of Total loans¹ total loans As of June 30, 2009 ($mm) (%) Commercial real estate loans: Owner-occupied² $544.6 8.6% Multifamily 506.8 8.0 Retail 414.9 6.5 Industrial 326.9 5.2 Healthcare 215.5 3.4 Office 177.3 2.8 Commercial 147.3 2.3 Other 70.1 1.1 Church and school 16.8 0.3 Total CRE loans $2,420.2 38.2%

Source: Company filings, SNL Financial Note: Chicago peers consist of median data for banks headquartered in Chicago MSA with assets between $2.5bn and $15.0bn and include: AMCORE, First Midwest, Midwest Banc, Old Second, PrivateBancorp, Taylor Capital, Wintrust ¹ Includes loans 90+ days past due and accruing NPAs¹ / Assets (%) Reserves/Loans (%) Reserves / NPLs¹ (%) Credit metrics compare favorably to local peers Reserves / Loans (%) Construction Loans / Loans (%) 88 76 99 78 80 70 65 55 45 45 2008Q2 2008Q3 2008Q4 2009Q1 2009Q2 MBFI Chicago Peers 1.38 1.46 2.31 2.84 2.86 1.23 1.37 1.77 2.05 2.50 2008Q2 2008Q3 2008Q4 2009Q1 2009Q2 MBFI Chicago Peers 14 12 12 12 11 17 16 15 15 14 2008Q2 2008Q3 2008Q4 2009Q1 2009Q2 MBFI Chicago Peers MBFI Chicago Peers

MB Financial has maintained stronger capital levels than peers Source: Company filings, SNL Financial Note: Chicago peers consist of median data for banks headquartered in Chicago MSA with assets between $2.5bn and $15.0bn and include: AMCORE, First Midwest, Midwest Banc, Old Second, PrivateBancorp, Taylor Capital, Wintrust TCE / TA (%) Tier I Ratio (%) Total Capital Ratio (%) TCE / RWA (%) 7.3 7.4 7.1 6.5 6.8 6.8 5.5 5.2 5.3 5.6 2008Q2 2008Q3 2008Q4 2009Q1 2009Q2 MBFI Chicago Peers 11.6 11.7 14.1 13.5 13.9 10.5 10.7 10.8 12.6 12.5 2008Q2 2008Q3 2008Q4 2009Q1 2009Q2 MBFI Chicago Peers 9.6 9.6 12.1 11.5 11.9 8.7 8.2 8.3 10.1 9.7 2008Q2 2008Q3 2008Q4 2009Q1 2009Q2 MBFI Chicago Peers MBFI Chicago Peers

Summary Premier middle-market franchise in Chicago MSA Well-positioned for opportunistic acquisitions in core geographies Well-diversified, growing core revenue base Sound credit and investment portfolio management Strong and experienced management team

Appendix

Mitchell Feiger Mr. Feiger is President and Chief Executive Officer of MB Financial, Inc., positions he held with Old MB Financial from February 1999 until completion of the MB-MidCity Merger. Mr. Feiger also serves as a director of MB Financial Bank, N.A. Mr. Feiger began his career with Touche Ross & Company in 1982, and then in 1984 joined Affiliated Banc Group, a bank holding company which was sold in 1987, where he worked in various capacities until eventually becoming Executive Vice President of Affiliated Banc Group. Mr. Feiger served as President and a director of Coal City Corporation, which was merged into Old MB Financial (known prior to that merger as Avondale Financial Corp.) in February 1999, from 1992 until the completion of that merger. He also served as Chief Executive Officer of Coal City Corporation from October 1998 until completion of its merger into Old MB Financial. Mr. Feiger currently serves as a director of Calamos Asset Management, Inc. Management biographies Jill York Ms. York is Vice President and Chief Financial Officer of the MB Financial, Inc. and Executive Vice President, Chief Financial Officer and a director of MB Financial Bank, N.A. Prior to the MB-MidCity Merger, she served as Vice President and Chief Financial Officer of Old MB Financial since joining Old MB Financial in August 2000, and also served as Senior Vice President, Chief Financial Officer and a director of Manufacturers Bank (as Old MB Financial’s subsidiary bank was then named). Ms. York previously served as a partner with the public accounting firm of McGladrey & Pullen, LLP. She was in public accounting for 15 years and is a member of the Illinois CPA Society. Thomas Panos Mr. Panos is President and Chief Commercial Banking Officer of MB Financial Bank, N.A., has more than 25 years of banking experience and has served as President since December 2005. Prior to MB’s merger with MidCity, Mr. Panos served as Chief Commercial Banking Officer of Manufacturers Bank beginning in 1996. Mr. Panos also acted as Manager of Corporate Banking (in Illinois) for First Bank System from 1994 to 1996 and served in various lending and management capacities at Boulevard Bank since 1982. Thomas Prothero Mr. Prothero is Senior Vice President and Chief Operating Officer of Commercial Banking of MB Financial Bank, N.A., and has more than 23 years of banking experience. He previously served as the Senior Credit Officer from 2005 to 2008 and a Commercial Division Manager from 2001 to 2004. Note: Old MB Financial refers to one of MB Financial, Inc.’s corporate predecessors, which combined with MidCity Financial Corporation in a merger of equals transaction in 2001 (referred to above as the “MB-MidCity Merger”), which resulted in the company in its present legal form.

Non-GAAP disclosure reconciliations

This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (GAAP). These measures include net interest margin on a fully tax equivalent basis; ratio of annualized net non-interest expense to average assets, with net gains and losses on securities available for sale excluded from the non-interest income components and the FDIC special assessment expense excluded from the non-interest expense components of these ratios; core revenue, with non-core revenue excluded from total revenue; ratios of tangible common equity to risk weighted assets and tangible common equity to assets. Our management uses these non-GAAP measures in its analysis of our performance. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income and net interest margin on a fully tax equivalent basis, and accordingly believes that providing these measures may be useful for peer comparison purposes. Management also believes that by excluding net gains and losses on securities available for sale from the non-interest income component and excluding the FDIC special assessment expense from other non-interest expense of the efficiency ratio and the ratio of annualized net non-interest expense to average assets, these ratios better reflect our core operating performance. The other measures exclude the ending balances of acquisition-related goodwill and other intangible assets, net of tax benefit, in determining tangible stockholders' equity. Management believes the presentation of these other financial measures excluding the impact of such items provides useful supplemental information that is helpful in understanding our financial results, as they provide a method to assess management's success in utilizing our tangible capital. These disclosures should not be viewed as substitutes for the results determined to be in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

The following table reconciles net interest margin on a fully tax equivalent basis to net interest margin for the periods presented:

	2003	2004	2005	2006	2007	2008	Six months ended June 30, 2009
Net interest margin	3.72%	3.67%	3.62%	3.40%	3.20%	3.03%	2.97%
Plus: Tax equivalent effect	0.08%	0.10%	0.12%	0.11%	0.12%	0.13%	0.13%
Net interest margin, fully tax equivalent	3.80%	3.77%	3.74%	3.51%	3.32%	3.16%	3.10%

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The following table presents a reconciliation of tangible common equity to shareholders’ common equity (in thousands): Non-GAAP disclosure reconciliations (continued) June 30, September 30, December 31, March 31, June 30, 2008 2008 2008 2009 2009 880,881 $ 889,521 $ 875,799 $ 841,477 $ 856,141 $ Less: goodwill 387,069 387,069 387,069 387,069 387,069 Less: other intangible, net of tax benefit 17,941 17,348 16,754 17,545 16,897 475,871 $ 485,104 $ 471,976 $ 436,863 $ 452,175 $ Common stockholders' equity - as reported Tangible common equity

Non-GAAP disclosure reconciliations (continued) Annualized Net Non-interest Expense to Average Assets Calcualtion Six Months Ended June, 30 2003 2004 2005 2006 2007 2008 2009 Non-interest expense $ 109,751 $ 119,518 $ 133,511 $ 159,075 $ 206,836 $ 200,787 $ 111,526 Adjustment for FDIC special assessment - - - - - - 3,850 Non-interest expense - as adjusted 109,751 119,518 133,511 159,075 206,836 200,787 107,676 Other income 62,574 63,287 60,079 71,320 99,904 98,466 61,766 Less net gains (losses) on securities available for sale 787 (399) (2,077) (445) (3,744) 1,130 13,787 Other income - as adjusted 61,787 63,686 62,156 71,765 103,648 97,336 47,979 Net non-interest expense $ 47,964 $ 55,832 $ 71,355 $ 87,310 $ 103,188 $ 103,451 $ 59,697 Average assets 4,173,308 4,801,161 5,518,137 6,602,070 7,910,610 8,240,344 8,746,816 Annualized net non-interest expense to average assets 1.15% 1.16% 1.29% 1.32% 1.30% 1.26% 1.38% Annualized net non-interest expense to average assets (without adjustments) 1.13% 1.17% 1.33% 1.33% 1.35% 1.24% 1.15% Core Revenue Calculation Six Months Ended June, 30 2003 2004 2005 2006 2007 2008 2009 Net interest income 131,243 148,705 168,833 188,179 212,306 220,888 115,417 Other income 63,288 63,288 60,080 71,321 99,904 98,466 61,766 Total revenue 194,531 211,993 228,913 259,500 312,210 319,354 177,183 Less non-core revenue adjustments Increase (decrease) in market value of assets held in trust for deferred compensation - - 170 494 609 (1,658) 76 Net gains (losses) on sale of other assets (375) 3,060 20 860 10,097 (1,104) (37) Gain on sale of third party brokerage business - - - - 947 - - Gain on sale of land trust business - - - - 909 - - Gain on sale of bank subsidiary 3,083 - - - - - - Net gains (losses) on securities available for sale 787 (399) (2,077) (445) (3,744) 1,130 13,787 Total Core Revenue $ 191,036 $ 209,332 $ 230,800 $ 258,591 $ 303,392 $ 320,986 $ 163,357

Investor Presentation September 2009